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                      FIRST AMERICAN STRATEGY FUNDS, INC.
                       SUPPLEMENT DATED SEPTEMBER 4, 2007
                          TO LIFECYCLE FUNDS PROSPECTUS

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This information supplements the Lifecycle Funds Prospectus of First American
Strategy Funds, Inc. ("FASF"), dated December 20, 2006, as previously supplemented March 1 and July 31, 2007 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

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Information regarding the portfolio managers primarily responsible for the management of the Lifecycle Funds, which is set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Allocation of each fund's assets across the underlying funds will be made by the investment advisor's asset allocation committee. The asset allocation committee consists of:

David Chalupnik, CFA, Senior Managing Director, Head of Equities. Mr. Chalupnik has co-managed the funds since November 2002. Prior to joining FAF Advisors in 2002, Mr. Chalupnik served as chief investment officer for Chicago-based Duff & Phelps Investment Management Co. Mr. Chalupnik entered the financial services industry in 1984.

Tony Rodriguez, Senior Managing Director, Head of Fixed Income. Mr. Rodriguez has co-managed the funds since July 2002. Prior to joining FAF Advisors in 2002, Mr. Rodriguez was the director and head of global corporate bonds at Credit Suisse Asset Management in New York from 1999 to 2002. Mr. Rodriguez entered the financial services industry in 1984.

Keith B. Hembre, CFA, Chief Economist and Head of Quantitative Analysis. Mr. Hembre has co-managed the funds since December 2006. Mr. Hembre joined FAF Advisors in 1997 and entered the financial services industry in 1992.

Mr. Wenker is the Head of Real Estate. Mr. Wenker has co-managed the funds since August 2005. Mr. Wenker entered the financial services industry in 1983 and joined FAF Advisors in 1992.

David R. Cline continues to be primarily responsible for the day-to-day management of the funds.




                                                                 LIFECYCLE-STK#3